

REGENCY
ENERGY PARTNERS

Regency Energy Partners Investor Day Presentation March 31, 2009



C-6

Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Agenda

- Business Overview & Strategy
- Transportation Segment & Joint Venture Overview
- Gathering & Processing Overview
- Contract Compression Overview
- Financial Overview

Business Overview & Strategy

2008 - A Year of Two Journeys

January Through September		October Through Present
A Journey of Growth	Market Meltdown →	A Journey of Adaptation

REGENCY ENERGY PARTNERS

A Journey of Growth

Accomplishments Through September
Announced and integrated three major acquisitions valued at $936 million
Increased revolver capacity from $500 million to $900 million
Issued $350 million of primary and secondary equity
Designed, scoped and negotiated contracts for the original Haynesville Expansion Project
Had $300 million of non-Haynesville capex in 2008

2008 Review – A Journey of Growth

REGENCY ENERGY PARTNERS

Step-out Acquisition		Bolt-on Acquisitions		Organic Growth[1]		Total
$700 million	+	$236 million	+	$355 million	=	$1,291 million invested

Acquisitions Performance To Date

Acquisition	Description	Region	Integration	2008 EBITDA Contribution ($ in millions)	Comment
CDM Resource Management	Acquired January 15, 2008	Various	Phase 1: Complete Phase 2: Under way	$57[2]	▸ Performing above expectations ▸ Significantly increased Regency's fee-based margin ▸ As gas production drops, more compression is needed to move gas
FrontStreet Hugoton LLC	Acquired January 7, 2008	Mid Continent	Complete	$19	▸ Provides solid fee-based cash flows
Nexus Gas Holdings LLC	Acquired March 25, 2008	East Texas and North Louisiana	Complete	$6[3]	▸ Running at capacity and demand around system continues to grow

1 Includes $62 million invested in the Haynesville Expansion Project in 2008
2 11.5 month contribution
3 9 month contribution

2008 Review

Step-out Acquisition		Bolt-on Acquisitions		Organic Growth[1]		Total
$700 million	+	$236 million	+	$355 million	=	$1,291 million invested

Growth Projects Overview

Growth Project	Description	Region	Status	Investment ($ in millions)
Delta to Fashing Pipeline	Construct 20 miles of 10 inch pipe and reconfigure Tilden plant	South Texas	Completed: Q2 2008	$27
Dubach Plant Expansion	Increased processing capacity in the Dubach area by 38% to 131 MMcf/d	North Louisiana	Phase 1: Q2 2008 Phase 2: Q3 2008	$11
Edwards Lime	A 40-mile project with Enduring Resources in South Texas	South Texas	First Flow: Q1 2008 Completed: Q3 2008	$21[2]
Woodward Mountain	Construct 40 miles of 10-inch pipe and add low pressure compression	West Texas	Completed: Q3 2008	$19
Compression Additions	Add 175,000 horsepower	Various	Added 210,000 hp	$170
Haynesville Expansion Project	Add incremental 1.1 Bcf/d of capacity to Regency's existing RIGS system by constructing 121 miles[3] of pipe and adding 14,200 hp of compression	North Louisiana	In progress	$653

1 Includes $62 million invested in the Haynesville Expansion Project in 2008
2 Represents Regency's 60% ownership in the joint venture
3 Approximate pipeline length based on surveyed distances

2008 - October Through Present

A Journey of Adaptation

Accomplishments October Through Present
Restructured Haynesville Expansion Project to add an incremental 1.1 Bcf/d of capacity
Renegotiated contracts with Haynesville Shippers
Reduced Capex forecast for contract compression and gathering & processing segments for 2009 and 2010
Implemented disciplined cost management program across entire business
Increased liquidity through Joint Venture and CAT Lease

Consistent year-over-year growth


Adjusted EBITDA
$ in millions
$300
$250
$200
$150
$100
$50
$0
CAGR 70%
$51
$93
$142
$254
2005
2006
2007
2008


Adjusted Total Segment Margin
$ in millions
$500
$400
$300
$200
$100
$0
CAGR 70%
$89
$154
$229
$441
2005
2006
2007
2008
Gathering & Processing
Transportation
Contract Compression

2008 Review – Strong Fee-based Portfolio

Fee-based cash flows represent a growing portion of Regency's Adjusted Segment Margin



2007
22%
43%
35%
2008
17%
19%
64%
2009 Estimate[1]
3%
24%
73%
Fee Based
Hedged Commodity
Unhedged Commodity

Only an estimated 3% of Adjusted Segment Margin will be subject to commodity price fluctuations in 2009

[1] Assumes Joint Venture closed in March

Strategy - 2009

Regency will work toward strengthening our position in North Louisiana while continuing to work toward our goal of achieving an investment grade rating

Implications

Obtain Scale in Business Segments	• Haynesville Expansion Project in service by year-end, which secures strong foundation for future growth and adds incremental fee-based margins
Balance Our Business Profile	• Focus on fee-based organic growth projects in Haynesville Shale
Enhance Our Financial Strength	• Joint Venture and CAT lease increased liquidity
Results Oriented Management Philosophy	• Limit margins exposed to commodity price fluctuations • Focus on operational enhancements and integration of assets across businesses

Strategy - 2010 and Beyond

REGENCY ENERGY PARTNERS

Regency's long-term goal is to achieve an investment grade rating

Obtain Scale in Business Segments

- Capitalize on strategic position and grow:
  - Location
  - Product range across all sectors
  - Reliability
  - Responsiveness

Balance Our Business Profile

- Continue to increase fee-based margin in gathering & processing and transportation businesses
- Maintain strong hedging program to limit exposure to commodity price fluctuations

Enhance Our Financial Strength

- Reduce reliance on bank capital
- Focus on building unitholder equity/partners capital
- Extend term of existing indebtedness
- Opportunistically access capital markets to further strengthen financial position or to finance attractive growth projects

Results Oriented Management Philosophy

- Maintain disciplined approach to asset rationalization
- Continue to invest in strongest performing projects
- Opportunistically invest in underperforming assets to improve them
- Divest underperforming assets



"Relentless focus on execution"



Regency will strive for top quartile total annualized returns to unit holders through our relentless focus on execution

The Future:
Long-term Fundamentals Are Sound

US Gas Demand Forecast

Demand likely to rebound and increase over time



90
80
70
60
50
40
30
20
10
0
Bcf/d
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Residential
Commercial
Industrial and Other pre-1997
Industrial
Power Generation
Pipeline Fuel
Lease & Plant

- Demand growth will be primarily from growth in gas fired generation
  - New carbon cap policies would likely reduce future coal fired generation
  - Additional upside to forecast from vehicle fuel use
- Coal-to-gas electric generation swing capacity is currently estimated at 2 Bcf/d[1]

[1] PIRA Energy Group, March 12 and March 19, 2009

Source: 1987-2008 EIA: 2009-2030 ICF International estimates

Supply Trending Toward Unconventional Gas Plays

REGENCY ENERGY PARTNERS

Conventional Supply[1]



Bcf/d
0
10
20
30
40
50
60
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
Other
Rockies
Oklahoma/Kansas
Texas
Louisiana
Western Canada
Shallow Gulf

Unconventional Supply[1]



Bcf/d
0
10
20
30
40
50
60
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
MidCon Shales/Tight Sands 2
Eastern Shales
Rockies (incl. San Juan Basin)
Western Canada Coal Bed & Shale
Deep Gulf
Alaska
Mackenzie

- More supply is moving into the Gulf region, primarily from shale production (Barnett, Fayetteville, Haynesville, Woodford, etc.)
  - Supply can take advantage of large infrastructure originally built for Shallow Gulf production
  - Haynesville can be developed with relatively low investment in new infrastructure
- New infrastructure is needed to transport Rockies production East to help fill the gap created by declines in Western Canada production
- Unconventional supply base is economical and sufficient to meet the majority of North American demand over the next 20 years

[1] Source: ICF International
[2] Includes Barnett, Haynesville, Fayetteville and Woodford Shales

Supply is Becoming Increasingly Dependent on New Drilling

Higher rig counts will likely be needed to keep supply in-line with demand



Current Production as % of Total Production[1]
Accelerating decline curves leading to greater dependence on new production
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
% Production Older Than Last 12 Months
% Production Drilled in Last 12 Months

- Unconventional production generally has a steeper decline rate vs. conventional production
- As supply has shifted towards unconventional production, the US has become even more reliant on new drilling
- In 1989 a 25% average drop in rigs equated to 3.9% loss in production
- Today a 25% average drop in rigs equates to 6.7% loss in production

[1] 2009-2011 estimates based on Regency analysis. Data includes continental United States gas production.
Source: HPDI, LLC

Current Rig Counts Cannot Sustain Long-Term Demand

REGENCY ENERGY PARTNERS



More rigs are needed to keep supply even with demand in long-term
Bcf/d
Rig Count
US Supply[1]
Gas Rig Count[2]

- From 1987-2008 gas rig count grew at an annualized growth rate of 6.8%
- Growth in rigs only generated a 1% annualized growth rate in gas production over same time period
- If rig trend doesn't reverse, supply will be materially impacted

[1] ICF International
[2] Baker Hughes

Relative Production Costs Across Shale Plays

Play	Estimated Recoverable Resource[1]	Current Production[1]	Est. Peak Production[1]	Comments
Haynesville	Approximately 60 Tcf[2]	0.1 Bcf/d	5.0+ Bcf/d[3]	▸ Developed infrastructure ▸ Low F&D cost ▸ Consistent, large core area ▸ Homogenous
Marcellus	Approximately 21 Tcf	0.1 Bcf/d	1.5 Bcf/d	▸ Low F&D cost ▸ Limited infrastructure ▸ Difficult topography ▸ Regulatory hurdles
Fayetteville	Approximately 36 Tcf	0.8 Bcf/d	2.5 Bcf/d	▸ Low F&D cost ▸ Developing play
Woodford	Approximately 26 Tcf	0.4 Bcf/d	2.0 Bcf/d	▸ Long-term prospects unclear
Barnett	Approximately 70 Tcf	3.9 Bcf/d	5.7 Bcf/d	▸ Highly successful, mature play ▸ Core largely developed ▸ Non-core is non-productive

[1] ICF International. Resource developed in ICF January 2009 Base Case, including current developed reserves as of Jan 1, 2009
[2] Assumes 100-acre spacing and 2 Bcf risk-adjusted EUR per well
[3] Regency internal analysis

Additional Upside in the Haynesville Shale

REGENCY ENERGY PARTNERS

Despite recent credit market deterioration, outlook for Haynesville remains robust



10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
Bcf/d
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Constrained Forecast
Unconstrained Capital Forecast
Base Forecast

- Initial production rates have exceeded early expectations
- Despite recent downturn, rig counts have remained strong
- If gas prices and capital markets rebound additional upside exists
- In all cases, significant additional takeaway capacity will be needed to bring the gas to market

Source: Regency Internal Analysis

Business Overview and Strategy

Long-term Fundamentals

Questions & Answers

Transportation Segment & Joint Venture Update

Regency Intrastate Gas System (RIGS) Overview

2009 total RIGS EBITDA will be approximately $40 million[1]


NORTH LOUISIANA
AREA MAP
ARKANSAS
LOUISIANA
TEXAS
LOUISIANA
WASKOM FIELD
SLIGO FIELD
ADA FIELD
SIBLEY FIELD
ELM GROVE FIELD
DRISCOLL FIELD
VERNON FIELD
VIXON FIELD
CARTHAGE FIELD
WINNSBORO
EXTENSION

RIGS Details	
Major Shippers	▸ Petrohawk ▸ Exco ▸ Union Power ▸ JW Operating ▸ El Paso Corporation
Markets Served	▸ Union Power ▸ Swepco ▸ Louisiana Tech
Major Pipeline Interconnections	▸ Texas Gas ▸ Tennessee ▸ Trunkline ▸ Southern Natural ▸ ANR ▸ Columbia Gulf
Firm Transportation Commitments	▸ Fully Subscribed
Posted Capacity	▸ 910,000 Mcf/d

Key Accomplishments to Date	
Haynesville Expansion Project	▸ Designed and scoped 1.1 Bcf expansion project ▸ Completed 100% each of surveys and 75% of right of way ▸ Negotiated contract terms with construction contractor to build project and signed contract in Q1 of 2009 ▸ All major materials have been purchased


RIGS Historical Volumes
MMbtu/d
900
800
700
600
500
400
300
200
100
-
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09

[1] Assumes no contribution from Haynesville Expansion Project in 2009. Regency's post joint venture share is 38%

Overview of Haynesville Expansion Project

Regency is significantly expanding RIGS to capitalize on development in the Haynesville Shale

- Project adds incremental 1.1 Bcf/d capacity to existing RIGS system
- Currently 84%, or 925 MMbtu/d, has been contracted to date
  - Firm transportation capacity with 10 year contract terms
  - Approximately 85% of revenues come from reservation fees
- Regency's project will be the first to come online in the Haynesville Shale with targeted completion by year-end 2009
- Project favorably positioned for future expansion to meet growing producer requirements and could potentially support up to 1.7 Bcf/d



Haynesville Shale
14,200 HP of compression at Elm Grove and Haughton Stations
21-mile[1], 36" Elm Grove Pipeline
25-mile[1], 36" Bienville Loop
75-mile[1], 42" Winnsboro Loop
Waskom Plant
Elm Grove Plant
Dubberly Plant
Lisbon Plant
Dubach Plant
Cass
Marion
Harrison
Panola
Rusk
Shelby
Nacogdoches
San Augustine
Angelina
Sabine
De Soto
Caddo
Bossier
Webster
Claiborne
Bienville
Red River
Natchitoches
Lincoln
Jackson
Winn
Grant
Ouachita
Morehouse
Richland
Caldwell
Franklin
La Salle
Catahoula
Concordia
Rapides
Vernon
Key Interconnects: Columbia Gulf, Texas Gas, ANR, Trunkline and Tennessee Gas
0 5 10 20 Miles
Regency Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed Elm Grove 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in

[1] Pipeline lengths based on actual surveyed distances

Capacity Analysis – Perryville Hub to Market

REGENCY ENERGY PARTNERS

Based on existing pipeline capacity and announced pipeline expansions, Regency believes that Perryville will have initial takeaway capacity to absorb forecasted Haynesville production



Bcf/d
18
16
14
12
10
8
6
4
2
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Pipeline Imports
Net Perryville Area Production (excl Haynesville)
Incremental Forecast Haynesville Production
Capacity of Existing Pipelines (Including Announced Expansions)

[1] Expansions include: Gulfsouth - Southeast Expansion (SEP), Centerpoint (SESH), Mid-Continent Express, Southern Natural, SESH Expansion, and Texas Gas
Source: ICF International, WoodMackenzie July 2008, Tristone Capital June 2008, Regency Analysis

Project Overview - Project Costs

Total cost of the project is projected to be $653 million[1]

Project	Description	Expected Cost ($ millions)
Pipeline		
Bienville Loop	25 miles of 36" pipeline[3]	$118
Elm Grove Pipeline	21 miles of 36" pipeline[3]	$114
Winnsboro Loop	75 miles of 42" pipeline[3]	$345
Interconnects[2]	Columbia Gulf, Texas Gas, Trunkline & ANR	$37
Compression		
Elm Grove and Haughton Stations	14,200 HP	$39
Total:		**$653**

Based on our progress and expenditures to date, we believe that the project will be completed within budget

[1] Excludes capitalized interest and labor
[2] Net of receipt site interconnects which will be reimbursed by producers
[3] Pipeline lengths based on actual surveyed distances

Project Overview: Key Components of Cost

REGENCY ENERGY PARTNERS

The following three categories represent 85% of the total project cost

Category	% of Cost	Comments
Construction	45%	▸ Construction is under a fully executed, unit priced contract, where ➢ The unit rates are fixed; and ➢ Many quantities are firm as a result of the completed civil & environmental surveys
Materials	35%	▸ Materials are on order and will be delivered in advance of construction ➢ Prices and quantities are firm
Land & ROW	5%	▸ Land & ROW costs are firm as a result of the following progress ➢ 100% ROW acquired for the 36" Bienville pipeline ➢ 95% ROW acquired for the 36" Elm Grove pipeline ➢ 50% ROW purchased and approximately 33% more in-process for the 42" line

Regency has formed a partnership with Alinda Capital Partners LLC ("Alinda") and an affiliate of GE Energy Financial Services to co-develop the Haynesville Expansion Project

- Regency contributed its RIGS asset, valued at $400 million
- Alinda and GE EFS contributed $653 million cash to fund the project
- At closing on 3/17/09, the Joint Venture reimbursed Regency for approximately $81 million of project costs incurred prior to closing

		JV Ownership %	
RIGS	Regency	38%	$400 million contribution value
Haynesville Expansion Project ($653[1] million)	Alinda Capital Partners LLC	50%	$526.5 million cash
	Affiliate of GE Energy Financial Services	12%	$126.5 million cash

[1] Excludes capitalized interest and labor costs

Joint Venture Benefits

By forming the Joint Venture, Regency has successfully secured financing on terms accretive to unitholders in 2010 and beyond

Key Highlights

- The formation of the Joint Venture satisfies Regency's commitment to finance and construct takeaway capacity from the Haynesville Shale
  - Was a strategic "must" for Regency's assets in North Louisiana
- Firmly establishes the JV as a significant player in one of the most active natural gas plays in the United States
- Deleverages Regency's balance sheet, providing sufficient liquidity to fund 2009 growth plans
- Regency received approximately $81 million from JV at closing for reimbursement of project costs spent to date

Numerous Opportunities

- Potential expansion opportunities to increase capacity across the system up to 1.7 Bcf/d
- Existing expansion opportunities to increase capacity of Bienville Loop
  - Bienville Loop/Woodardville to access capacity (cost of approximately $100 million)
- Ancillary services such as PALS, wheeling, shorthaul and backhaul services in excess of our base model
- Optimize system flexibility working with other regional transport pipelines

Transaction Overview

REGENCY ENERGY PARTNERS

Transaction Details

Parties	▶ Regency Haynesville Intrastate Gas LLC, a subsidiary of Regency Energy Partners LP ▶ General Electric Capital Corporation, an affiliate of GE Energy Financial Services ("GE EFS") ▶ Alinda Gas Pipeline I and Alinda Gas Pipeline II, funds managed by Alinda Capital Partners LLC ("Alinda")
Expansion	▶ JV allows for the 1.1 Bcf/d expansion of the RIGS asset by constructing 121 miles[1] of pipeline and 14,200 HP of compression
Management Committee (Board)	▶ Consists of four members; each investor has appointed one board member. Each member of the board has a vote equal to the sharing ratio of the investor that appointed such member
Joint Venture Management	▶ Regency operates the assets under a management services agreement
Distributions	▶ All available cash will be distributed ratably to the Parties on a quarterly basis
Right of First Offer	▶ Each Partner will have a right of first offer to purchase other investors' equity interests ▶ Regency and GE can sell their interest to each other without triggering the right of first offer provision, so long as GE EFS owns Regency's general partner
One Time Distribution	▶ At closing the Joint Venture distributed approximately $81 million to Regency for reimbursement of all Haynesville Project costs to date

[1] Pipeline lengths based on actual surveyed distances

Commercial Update: Haynesville Shale Development

Approximately 2.9 million acres have been leased in the Haynesville area and initial well results are positive



Haynesville Shale
with Selected Wells
3-09-09
Morris
Cass
Marion
Harrison
Gregg
Panola
Rusk
Shelby
Nacogdoches
Sabine
Caddo
Bossier
Red River
De Soto
Webster
Claiborne
Bienville
Natchitoches
Winn
Jackson
Union
Ouachita
Morehouse
Richland
Caldwell
Franklin
La Salle
Catahoula
Grant
Trunkline
TGP
ANR
TGT
CGT
Well Status
Producing
Completing
Drilling
Permitted
Regency_Plant_Facility
Regency Bi-Directional Point
Regency Compressor
Regency Delivery Point
Regency Reciept Point
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed Elm Grove 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Bossier Shale Trend
Haynesville Shale Trend
0 5 10 20
Miles

Source: Louisiana Department of Natural Resources and public company documents

Commercial Update: Haynesville Production Results

REGENCY ENERGY PARTNERS

The 6 producers listed on this slide project spending approximately $2.5 billion of capital and forecast drilling approximately 350 wells in 2009[1]

Company	Headlines[2]
Petrohawk	▪ Estimated Ultimate Recovery (EUR) of 7.5 Bcfe per well ▪ Average IP rate of 14 wells is approximately 18 MMcfe/d ▪ Current Haynesville gross operated production 160 MMcfe/d ▪ 75-80 gross operated wells will be completed in 2009 ▪ Plans to average 12 Haynesville rigs in 2009 (approximately 6 wells/month) ▪ $690 million budgeted in 2009 for investment in the Haynesville Shale
EXCO Resources	▪ Completed first 3 horizontal wells with IPs of 22.9 MMcf/d, 24.2 MMcf/d, and 21.4 MMcf/d ▪ Currently producing 42 MMcfe/d from the play ▪ $313 million 2009 capital budget (approximately $183 million for drilling and completions, and remainder in midstream) ▪ Plan to drill 34 wells in 2009, of which 27 will be operated ▪ EXCO is currently participating in 4 operated rigs and 2 non-operated rigs
Chesapeake	▪ Approximately $825 million budget for 2009 (~50% of the $825 million will be funded by JV partner PXP) ▪ Two recent wells tested at greater than 22 MMcf/d ▪ Current operated rig count is 22 ▪ Current production of 70 MMcfe/d ▪ Will average 26 operated rigs in 2009
EnCana/Shell	▪ $305 million Haynesville budget for 2009 ▪ Plan to drill 35 gross, 21.5 net wells in 2009 ▪ First two horizontal wells flowed at initial two-day rates of 8 and 15 MMcfe/d
GMX	▪ $147 million budgeted toward Haynesville/Bossier 2009 capex ▪ Second Haynesville/Bossier well completed in January 2009 with IP rate of 7.6 MMcf/d ▪ Third Haynesville/Bossier well had IP rate of 8.7 MMcf/d ▪ Plan to drill 14 horizontal wells in 2009 and complete 16 horizontal wells in 2009 ▪ Average well cost is $7.5 million
Questar	▪ 7 operated rigs in North Louisiana ▪ Plan to drill or participate in 35 Haynesville wells in 2009 ▪ Third well flowed to an initial rate of about 23 MMcf/d and averaged 18 MMcf/d in the first three weeks on production ▪ Fourth well flowed to an initial rate of over 20 MMcf/d ▪ 4 wells currently being drilled

[1] Assumes 65 days per well

[2] Well information and key headlines sourced from producers' websites and public documents

Construction Update

Approximate Project Construction Timeline



Survey
Environmental Permits
LA Department of Natural Resources Approval
FERC 30-day Advance Notifications
Construction

- Finalizing necessary environmental permits and clearances, regulatory permits and rights-of-way
  - 36" Bienville line – centerline & environmental surveys complete, acquired Louisiana DNR permit, USACE and other environmental & crossing permits. ROW acquisition is complete
  - 36" Elm Grove line - surveys complete, acquired Louisiana DNR permit, USACE and other environmental & crossing permits. Approximately 95% of ROW tracts purchased
  - 42" Winnsboro line - surveys complete, Louisiana DNR permit acquired, Parish Road and Railroad crossing permits complete, and USACE permit expected in April. Approximately 50% of ROW tracts purchased and 33% more in-process
  - Air Permits for Compressor Stations: Elm Grove permit received: Haughton permit approved
  - Louisiana DNR permits for compressor stations and interconnects are approved
- Have fully executed an Interconnect Agreement with Trunkline and finalizing agreements with the other downstream market pipelines which will upsize the interconnects capacity to more than 4 Bcf/d
- Unit price contract with pipe lay contractor has been executed
- Filed FERC 30 Day Advance Notification for the 36" lines on March 16th
- Major pipe, valves, fittings, vessels and compressor packages are on order and being delivered

Construction on the 36" pipe will begin in May | **Construction on the 42" pipe will begin in July**

Transportation Segment & Joint Venture Update
Questions & Answers

Segment Detail
Gathering & Processing

Midstream Overview

Regency's midstream operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent	
Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	48,931
Plant Capacity (MMcf/d)	50
Focus: Consolidation	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[3] (HP)	46,134
Plant Capacity (MMcf/d)	125
Focus: Consolidation	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	623
Compression[3] (HP)	30,081
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating	


CO
KS
OK
AR
TX
LA
CDM RM Operating Base
Regency Gas System
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/ Processing Facility

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression[3] (HP)	14,597
Plant Capacity (MMcf/d)	65
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana	
Gathering	
Plants[4]	4
Gathering System Length (Miles)	680
Compression[3] (HP)	43,931
Plant Capacity (MMcf/d) / (GPM)	645 /60
Transportation (via Joint Venture)	
Length (miles)	330
NGL Line (miles)	40
Compression[3] (HP)	26,370
RIGS Pipeline Capacity (MMcf/d)	910
Focus: Transportation	

[1] Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant which is included on map
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion

North Louisiana – Gathering & Processing



Arkansas
Louisiana
Lisbon Plant
Dubach Plant
Dubach/Lisbon/
Calhoun
gathering system
Elm Grove
Plant
Dubberly
Plant
Texas
Louisiana
Nexus
Gathering
system
Legend
0
10
20
40
Miles

System Overview

Gathering, processing and transmission systems accessing prolific gas fields across North Louisiana and East Texas

Provides full suite of producer services including gathering, compression, dehydration, processing, dew point control, and liquids transportation

Increased volumes in North Louisiana driven by Haynesville drilling and strong average IP rates

Key Assets

Dubach Processing Plant[1]	95 MMcf/d
Lisbon Processing Plant	30 MMcf/d
Elm Grove Refrigeration Plant	200 MMcf/d
Dubberly Refrigeration Plant	200 MMcf/d
Dubach/Calhoun/Lisbon Gathering System	300 MMcf/d
Nexus Gathering System	120 MMcf/d

Primary Producing Formations

Cotton Valley	James Lime
Bossier	Haynesville

Key Producer Customers

Petrohawk	XTO
EXCO	Devon
Comstock	Samson
Camterra	Clayton Williams

Drilling and Volume Outlook

4Q 2008 Average Volume	570 MMbtu/d
2009 Forecast Average Volume Change	3%

[1] Haughton has been moved to the Dubach Processing Plant

South Texas – Gathering & Processing



Texas
Kerr
Kendall
Hays
Bastrop
Caldwell
Bandera
Comal
Guadalupe
Bexar
Gonzales
Medina
Wilson
Karnes
Atascosa
DeWitt
Zavala
Frio
Fashing Plant
Maverick
Goliad
McMullen
Dimmit
La Salle
Tilden Plant
Live Oak
Webb
Duval
Jim Wells
Nueces
0
25
50
Miles
Legend
Plant Facility
Crude Oil
Idle
Lean Sour
Rich Sour
Rich Sweet
Proposed San Miguel
Proposed Falls City

Key Assets	
Tilden Treating Plant	100 MMcf/d
Fashing Processing and Treating - Edwards Lime JV	75 MMcf/d
Tilden (Lean/Sour) Gathering System	60 MMcf/d
Tilden (Rich/Sour) Gathering System	40 MMcf/d
LaSalle (Rich/Sweet) Gathering System	75 MMcf/d
Fashing (Lean/Sour) Gathering System	50 MMcf/d

Primary Producing Formations	
Olmos	Buda
Wilcox	Edwards
Austin Chalk	Sligo
Eagleford Shale	

System Overview
Assets configured to provide distinct niche services by gas composition. Lean and rich packages can be segregated which increases efficiencies
Once treated, rich gas is processed by third parties and lean gas is sent to residue market
Only operating midstream gathering assets with associated treating facilities in the region
The formation of the Edwards Lime JV allowed Regency to utilize the idle Fashing Plant for the treatment of Enduring's (JV partner) sour gas

Key Producer Customers	
St. Mary's	EEX
Swift Energy	Lewis Energy
XTO	Enduring
Petrohawk	

Drilling and Volume Outlook	
4Q 2008 Average Volume	126 MMbtu/d
2009 Forecast Average Volume Change	15%

South Texas - Upside Potential

REGENCY ENERGY PARTNERS

Eagleford Shale and Maverick Basin both represent additional upside for Regency's South Texas assets



REAL
BANDERA
COMAL
GUADALUPE
UVALDE
MEDINA
BEXAR
WILSON
FRIO
KARNES
ZAVALA
ATASCOSA
DIMMIT
LA SALLE
BEE
LIVE OAK
McMULLEN
WEBB
Austin Chalk
Buda
Eagleford Shale
Pearsall & Eagleford
Georgetown
Pearsall Shale
Edwards Lime

2009 Outlook	
Petrohawk	▸ Petrohawk is drilling the Eagleford Shale in La Salle county and has approximately 156,000 net acres of mineral leases ▸ First well in October had an IP rate of 9.1 MMcf/d and was drilled to 11,300 feet. A second well tested at a rate of 8.3 MMcfe/d on a 22/64" choke with 4,610 lb flowing casing pressure, after being drilled vertically to 11,000 feet and 4,300 feet laterally with a 12 stage fracture stimulation. Petrohawk is currently completing their third well and is drilling their fourth well ▸ Budgeted $50 million in 2009 and plan to drill 10-12 wells with 1-2 rigs dedicated. Drilling and completion are expected to average 50 days per well with average cost of $5-$6 million per well
TXCO Resources	▸ TXCO Resources is drilling Maverick Basin and has 628,400 acres of land leases (977,700 gross acres) ▸ In test following a multi-stage fracture stimulation, the Briscoe Catarina West 1H flowed at IP rates as high as 6 MMcfe/d with a high liquids content ▸ The San Pedro Ranch #2 well flowed at an IP rate of 10 MMcf/d ▸ TXCO believes its high-impact projects lie in Maverick County where they currently have two rigs operating
ConocoPhillips	▸ ConocoPhillips has acquired 300,000 acres in La Salle and Maverick counties while scaling back other drilling programs
Anadarko	▸ 3rd well spud in 4Q 2008 and planning minimum 4 wells in 2009 ▸ Holds 345,000 gross acres ▸ Horizontals up to 6 MMcfe/d with high liquid content

Mid-Continent – Gathering & Processing



Greenwood
Kansas
Colorado
Lakin and FrontStreet Hugoton
Mocane Laverne
Oklahoma
Legend
Regency Plant Facility
Regency Midcon Pipeline

System Overview
Completed acquisition of FrontStreet Hugoton from a GE affiliate during Q1 of 2008
FrontStreet acquisition greatly expanded Regency's presence in the region and increased fee-based margin
Primary growth potential comes from consolidation plays in the region

Key Assets	
Mocane Processing Plant	50 MMcf/d
FrontStreet Hugoton Gathering System[1]	152 MMcf/d
Lakin Gathering System	120 MMcf/d
Mocane-Laverne Gathering System	75 MMcf/d
Greenwood Gathering System	40 MMcf/d

Primary Producing Formations	
Chase	Morrow
Chester	

Key Producer Customers	
BP	Oxy
Cimarex	EXCO
Pioneer	Cabot
Osborn Heirs	DCP

Drilling and Volume Outlook	
4Q 2008 Average Volume	123 MMbtu/d
2009 Forecast Average Volume Change	(15%)

[1] Operated by BP America Production Company

East Texas - Gathering & Processing



Myrtle Springs Liquid Treating Facility
Eustace Plant
Gas Gathering Assets
Regency Plant / Office
Liquid Treating Facility
0 5 10 20 Miles

System Overview
Specialized full well stream, high margin gathering of gas that is high in hydrogen sulfide, nitrogen, and NGLs
The gathering systems are connected to processing and treating facilities that include sulfur and nitrogen removal units
Developing sour gas and condensate treating opportunities through Myrtle Springs condensate treater

Key Assets	
Eustace Processing Plant	53 MMcf/d
Eustace Gathering System	100 MMcf/d
Myrtle Springs Liquid Treating	3000 Bbl/d

Primary Producing Formations
Smackover

Key Producer Customers	
Valence	Eagle Rock

Drilling and Volume Outlook	
4Q 2008 Average Volume	28 MMbtu/d
2009 Forecast Average Volume Change	(11%)

West Texas – Gathering & Processing



Eddy
New Mexico
Lea
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Ward
Crane
Upton
Reagan
Texas
Reeves
Waha Plant
Pecos
Jeff Davis
Regency Plant / Office
Gas Gathering Assets
Brewster
0 5 10 20 Miles

System Overview
Mature basin with multiple zones
Waha Processing Plant has high ethane recovery capabilities of over 90%
System provides a variety of gathering and processing services afforded by multiple pipelines, including low pressure compression, sour gas treating and gas processing
Potential for Woodford and Barnett shale development to the East

Key Assets	
Waha Processing Plant	125 MMcf/d
Waha Gathering System	200 MMcf/d

Primary Producing Formations	
Devonian	Cherry Canyon
Delaware	Wolfcamp
Atoka/Morrow	Bone Springs

Key Producer Customers	
Occidental Permian	Finley
Marathon	

Drilling and Volume Outlook	
4Q 2008 Average Volume	92 MMbtu/d
2009 Forecast Average Volume Change	(6%)

2008 Accomplishments

2008 Accomplishments	
North Louisiana	▸ Acquired and integrated Nexus gathering system in DeSoto Parish. Nexus is running at full capacity since March ▸ Completed $11 million Dubach plant expansion which increased processing capacity by 38% to 131 MMcfd ▸ Gathering volumes increased approximately 52% from 2007 to 147 MMbtu/d in 2008
South Texas	▸ Completed $21 million Edwards Lime JV with Enduring Resources which modified Fashing plant, added 40 miles of gathering lines and compression to gather and treat Edwards Lime gas ▸ Completed the Delta to Fashing pipeline consisting of 20 miles of 10-inch pipe, and our consolidation of assets in the region - Panna Maria, La Salle and Tilden gathering system, and the Tilden and Fashing plants ➢ Allows us to reduce volume of fuel burned and increase recoveries ➢ Also increases our ability to provide customized services to our producers by segregating rich and lean gas streams
Mid-Continent	▸ FrontStreet acquisition increased our footprint and increased Regency's fee-based margins and has performed as expected
East Texas	▸ Upgraded measurement facilities to improve system balancing. ▸ Completed fuel savings project thus increasing residue gas sales.
West Texas	▸ Completed $19 million Woodward Mountain Extension ➢ 40 mile extension of 10-inch high pressure mainline and low pressure field gathering to our Waha system ➢ Creates new greenfield opportunities in Pecos county ➢ Anchored by 9,000 MMBtu/d of established production ➢ Currently pursuing additional supply opportunities ▸ Completed acquisition of DCP's interest in the Coyanosa Plant, which helps Regency secure wellhead gas and provides additional uplift in processing margins at the plant, as well as increased fee-based revenue

2009 Outlook and Initiatives

REGENCY ENERGY PARTNERS

2009 Outlook	
North Louisiana	▶ Focus on expansion projects to tie new Haynesville production into existing system ▶ Evaluate additional gathering and treating opportunities associated with Haynesville gas ▶ Evaluate ways to connect the Nexus System into RIGS
South Texas	▶ Potential to expand system to capture volumes from the developing Eagleford shale ▶ Maintain current system volumes through revenue maintenance ▶ Add additional third party volumes on Edwards Lime Gathering
Mid-Continent	▶ Sustain current system volumes through revenue maintenance ▶ Consolidate regional processing
East Texas	▶ Sustain current system volumes through revenue maintenance ▶ Optimize efficiency of plant operations in both fuel consumption and NGL recovery
West Texas	▶ Fully utilize Woodward Mountain expansion by adding additional packages of gas ▶ Consolidation of Coyanosa asset ▶ Sustain current system volumes through revenue maintenance

2009 Forecasted Contract Mix by Volume

Regency's contract mix is weighted toward a fee-based structure with limited keep whole exposure



Total Gathering and Processing Segment
41%
43%
17%
Gathering and Processing Excluding Straddle Plant[1]
47%
49%
4%
Fee
Keep Whole
POP

Only 4% of Regency's volumes are tied to keep whole contracts, excluding the Dubberly straddle plant volumes

[1] Excludes 105 thousand MMbtu/d of keep whole volume associated with Regency's Dubberly straddle plant. Gross margin at the Dubberly plant is expected to be less than 1% of Regency's segment margin

Environmental, Health and Safety

Committed to the achievement of excellence in the area of environmental, health and safety performance

Goal: Reliable delivery of products to customers with commitment to excellence in environmental & safety performance

Safety

Environment

Compliance and Continuous Improvement

Key Metrics

- OSHA Recordable Injury Rate
- Vehicle Accidents
- Number of Regulatory Inspections
- Number of Reportable Spills
- Number of Air Exceedences
- Number of Water Exceedences
- Notices of Violation

Environmental Initiatives Completed In 2008

Proactively invested capital to reduce emissions while optimizing our assets

Consolidation

- Retired grand-fathered high emission Fashing Plant
- Created operational cost savings and increased recoveries by re-routing gas to lower emission plants

Capture Gas Instead of Send to Atmosphere

- Implemented projects to direct gas vapors into pipelines
- Installed equipment to redirect flare volumes back to pipeline with waste gas re-injected, versus flaring to atmosphere
- Avoided emissions and lost revenues

Replacement of Old Compressors

- Retired compression with dirty exhaust and low fuel efficiencies
- Created savings in operating expenses, fuel and emission fees

Gathering & Processing Questions & Answers

Segment Detail

Contract Compression Overview

Contract Compression Overview[1]

REGENCY ENERGY PARTNERS

Core compression operations are located in Texas, Louisiana and Arkansas

HP by Region[1,2]

State	Total HP	# of Units
Southwest (TX)	213,802	281
Southeast (LA & TX)	120,835	137
Northwest (TX)	125,831	183
Northeast (Ark & LA)	210,157	185
Central (LA & TX)	108,042	124
Total	**778,667**	**910**

HP by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0-499	59,288	7.6%	351
500-999	83,299	10.7%	134
1,000 and over	636,080	81.7%	425
Total	**778,667**	**100%**	**910**



Southwest Region (Areas 1-5 and 7)
Southeast Region (Areas 8, 9 and 14)
Northwest Region (Areas 11 and 15)
Northeast Region (Areas 13,17,18 and 19)
Central Region (Areas 6 and 12)

[1]Excludes HP owned by Regency that is serviced by our Contract Compression Segment
[2]Horsepower as of 12/31/08

Contract Compression Segment Overview

REGENCY ENERGY PARTNERS

Contract Compression Segment will continue to grow in 2009

Maximize customer's cash flow by focusing on run-times

- Providing superior run-time performance creates an opportunity to increase market share as customers are more sensitive to lost cash flow from operational disruptions

Strong Customer Relationships

- Approximately 47% of Active HP at FYE 2008 was generated from customer relationships that pre-date 2004
- Focus on providing superior service

Focus on Fayetteville and Haynesville Shales for additional Growth

- Arkansas and North Louisiana were the fastest growing regions during 2008
- Despite low commodity prices and declines in drilling, we continue to anticipate stable customer demand in these regions during 2009

Contract Compression Horsepower Growth

REGENCY ENERGY PARTNERS

Contract Compression has seen impressive year-over-year growth in horsepower


Operating Horsepower
Horsepower
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
CAGR 33.2%
2009E
895,000 HP[1]
116,333
213,744
275,718
414,535
568,227
778,667
778,667
2004
2005
2006
2007
2008
2009E
409,196
New Customer Growth
158,102
Growth in HP from 2004 Customers
211,369
98.9% Retention of 2004 Customers

- 82% of revenue generating horsepower comes from larger horsepower units (>1000 HP)

[1] 12/31/2009 horsepower estimate is based on a fleet utilization rate of approximately 98%. Total fleet horsepower is 913,000 horsepower

Contract Compression Segment Questions & Answers

Financial Overview

Finance Agenda

- Disciplined Financial Growth
- Track Record of Solid Performance
- Limited Commodity Exposure
- Liquidity Update
- Growth Projects
- Significant Sponsor
- 2009 Guidance

Disciplined Financial Growth Strategy

REGENCY ENERGY PARTNERS

Regency's key objective is to achieve an investment grade rating within the next 3 years

- Credit profile targets

Ratio	Target	2008
Debt/Adjusted EBITDA	< 4.0x	4.2x[1]
Adjusted EBITDA/Interest	> 5.0x	4.0x

- Maintain significant liquidity
- Prudently manage our interest rate exposure and debt maturity profile
  - Currently have $300 million of floating-rate exposure hedged through March 2010
  - Revolving credit facility matures in August 2011
  - Senior notes mature in December 2013
- Manage capital spending and distributable cash flow to support balance sheet
- Provide financial flexibility while achieving top quartile returns to unit holders

[1] Year end debt adjusted for Haynesville spend ($61.5MM) reimbursed at close of Joint Venture

Key Milestones

- Closed RIGS Joint Venture with Alinda and affiliate of GE Energy Financial Services
  - Deleverages balance sheet providing us sufficient liquidity to execute our 2009 business plan
- Issued $204 million in equity in July 2008
- Alleviated an "overhang" on RGNC's unit price by placing 7 million units owned by previous General Partner owner, HM Capital Partners, in 2008
- Maintained our commitment to unit holders by increasing dividends 11% in 2008
- Acquired CDM, FrontStreet, and Nexus in 3 separate transactions adding over $180 million of almost entirely fee-based gross margin
- Entered into ten-year operating lease arrangement with Caterpillar to lease compression
  - Effectively provides $75 million of potential additional liquidity

Track Record of Performance


Adjusted EBITDA[1]
CAGR 50%
$ in millions
$300
$250
$200
$150
$100
$50
$0
$50
$51
$93
$142
$254
2004
2005
2006
2007
2008

[1] Recast to reflect the TexStar and FrontStreet acquisitions accounted for in a manner similar to pooling of interests


Total Adjusted Segment Margin[1]
CAGR 55%
$ in millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$76
$88
$154
$229
$441
2004
2005
2006
2007
2008
Gathering & Processing
Transportation
Contract Compression

[1] Compression segment includes intercompany eliminations of $4.6 million in 2008

Gathering & Processing Segment Drivers

REGENCY ENERGY PARTNERS

Adj. Segment Margin - G&P



CAGR 38%
Volume (thousand MMBtu/d)
1,200
1,000
800
600
400
200
0
305
345
529
773
1,026
$67
$72
$109
$170
$242
2004
2005
2006
2007
2008
$300
$250
$200
$150
$100
$50
$0
Adjusted Segment Margin ($ in millions)
Volume
Adjusted Segment Margin

Adjusted Segment Margin/MMBtu:	$0.60	$0.57	$0.56	$0.60	$0.65

Transport Segment Drivers


Adj. Segment Margin - Transportation
CAGR 72%
Volume (thousand MMBtu/d)
900
800
700
600
500
400
300
200
100
0
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Adjusted Segment Margin ($ in millions)
190
$9
258
$16
587
$45
752
$59
771
$78
Completion of RIGS
Completion of Bossier Loop
2004
2005
2006
2007
2008
Volume
Adjusted Segment Margin

Adjusted Segment Margin/MMBtu:	$0.13	$0.17	$0.21	$0.22	$0.28

Compression Segment Drivers



Compression Capital & HP Additions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Growth Capital Investment ($ in millions)
$72
$105
$117
$170
62
139
154
210
250
200
150
100
50
0
Incremental Revenue Generating Horsepower (in millions)
2005
2006
2007
2008
Capital Investment
Incremental Revenue Generating Horsepower

Commodity Price Risk Management


NGL Equity Production vs. Hedged
Bbl/d
6,000
5,000
4,000
3,000
2,000
1,000
98%
98%
96%
97%
33%
33%
33%
33%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge


Condensate Equity Production vs. Hedged
Bbl/d
1,000
900
800
700
600
500
400
300
74%
74%
75%
76%
76%
76%
76%
76%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge

- Approximately 71% of expected natural gas exposure is hedged in 2009

Commodity Price Risk Management

Regency's executed hedge pricing increases in 2010, which translates into built-in growth in adjusted segment margin on currently hedged products

Executed Hedges by Product:

	2009		2010	
	Bbl/d	Price	Bbl/d	Price
Ethane	1,920	$0.8000	N/A	N/A
Propane	1,160	$1.0991	740	$1.5325
Iso Butane	260	$1.6850	170	$1.9150
Normal Butane	500	$1.1254	320	$1.8950
Natural Gasoline	560	$1.7030	290	$2.5300
WTI	650	$68.17	650	$121.30
Natural Gas (MMbtu/d)	10,000	$6.6875	N/A	N/A

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

Commodity Price Risk Management

Based on Regency's contract mix we are a net seller of both liquids and natural gas, and on a portfolio basis Regency has no net 'keep whole' exposure

Estimated 2009 Adjusted Segment Margin[1]	
Fee-Based Margins	73%
Hedged Commodity Margins	24%
Unhedged Commodity Margins	3%

- Regency enters into 'fixed-for-floating' forward commodity swaps to effectively lock in future pricing on natural gas, natural gas liquids (NGLs), and condensate
- Regency is unable to hedge sulfur and our 2009 forecast assumes $30/LT (A $10 movement in sulfur prices will result in a $0.4 million change in segment margin)

Only 3% of Regency's estimated 2009 Adjusted Segment Margin is subject to commodity price fluctuations

[1] Assumes JV closed in March 2009

Sufficient Liquidity for Capital Requirements

REGENCY ENERGY PARTNERS

Assuming no additional growth capex projects are approved, Regency has sufficient capital for 2009

Liquidity Update ($ in millions)	
Current Availability on Revolver (as of 3/17/09)	$27
JV Reimbursement	$81
Caterpillar Operating Lease Facility[1]	$60
Total Liquidity	$168
2009 Budgeted Capex	
Compression	$95
Gathering, Processing and Transportation (Excluding Haynesville)	$25
2009 Budgeted Capex Total	$120
Less: 2009 Capital spent through 3/17/09	(35)
Remaining 2009 Capital Budget	$85

[1] Amount expected to be used in 2009

Balance Sheet Strength

Capitalization Summary	12/31/2008
Capitalization Summary	
($ in millions)	
Drawn on Revolver	$ 769
Senior Notes	$ 358
Long Term Debt	$ 1,126
Partner Capital	$ 1,086
Book Capitalization	**$ 2,212**

Credit Statistics	12/31/2008
Corporate Debt Rating	Ba3/BB-
Debt/Adj. EBITDA[1]	4.2X
Adj. EBITDA/Interest	4.0X
Debt/Capitalization	51%
Fixed Debt %	58%
Average Interest Rate	6.3%

[1] Year end debt adjusted for Haynesville spend ($61.5MM) reimbursed at close of Joint Venture

Caterpillar Lease Facility

Operating leases provide financial flexibility, while adding long-term value through purchase options

- Financing allows Compression Segment to continue to meet steady compression demand from key customers
  - Facility can be utilized to fund compression growth capital through the end of 2009
- Operating Leases have an implicit financing rate of approximately 8.5%, with purchase options in year 5, 7 and 10
  - Beginning with first purchase option in year 5, Regency can purchase compressors for approximately 75% of the original unit cost
  - Option to purchase in year 5 will represent an approximate 4.5x-5.5x EBITDA multiple vs. 7.0x-8.0x if purchased at original book value
- Option is exercised, EBITDA contribution from leased HP will be minimal
- Anticipate approximately 80,000 HP will be financed using this facility during 2009, or approximately $60 million

Organic Growth & Bolt-on Acquisitions

Based on current market conditions, Regency plans to spend $120 million in 2009 and $100 million in 2010

Pro Forma Historical Organic Growth & Bolt-on Acquisitions



$ millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$248
$72
$176
$309
$105
$204
$259
$117
$142
$355
$62
$170
$123
$711
$591
$95
$25
2005
2006
2007
2008
2009E
Gathering & Processing and Transportation¹
Contract Compression
Haynesville Project²

- Historical returns on organic growth projects have been producing returns at 6x adjusted EBITDA
- Target asset IRR range for Gathering & Processing and Transport segments are 12%-20%
- Target asset IRR range for Compression segment is 12%-16%

[1] Includes small bolt-on acquisitions. For 2009, all capital spend will be in the Gathering & Processing segment
[2] The Haynesville Project is being funded by the Haynesville Joint Venture

Significant Sponsor

GE Energy Financial Services and its affiliates have invested $965 million in Regency since June 2007



1,200
1,000
800
600
400
200
-
$ millions
$628
$139
$50
$127
$21
$965
GE Initial Investment in RGNC
FrontStreet Acquisition
July 2008 - Equity Participation
Haynesville JV Contribution
GP Keep-Up (2%)
Total Contributed

- GE owns a 93% economic interest in Regency's General Partner and approximately 30% of Regency's common units[1]

[1] As of 12/31/2008

Adjusted EBITDA Walkforward

REGENCY ENERGY PARTNERS

Management's adjusted EBITDA guidance range is $220 - $240 million for 2009



$ millions
300
250
200
150
100
50
-
$254
$(7)
$(10)
$(13)
$(4)
$(2)
$12
$230
2008 Actual
Gas/NGL Pricing
Sulfur Pricing
Volume Decline
Renegotiated CDX Contract
Other
Growth Capital Additions[1]
2009E[2]

1 Primarily from compression segment as gathering, processing, and transportation segment's organic growth projects were completed early in 2008, and as a result have minimal incremental contribution in 2009

2 Represents midpoint of Guidance Range and assumes 100% ownership of RIGS

2009 Outlook

Adjusted EBITDA ($ in millions)	
Adjusted EBITDA	$220 - $240
RIGS JV Adjustment[1]	($20) - ($26)
Adjusted EBITDA Post JV[2]	$200 - $214

- Assuming no incremental capital issuance, 2009 interest expense is expected to be approximately $66 million and maintenance capital is expected to be $22 million
- Assuming 100% ownership of RIGS (for comparison purposes), Management's adjusted EBITDA guidance range is $220 - $240 million
- JV will be accounted for using the equity method of accounting

[1] JV adjustment will vary based on timing of project completion
[2] 100% EBITDA contribution of RIGS for January through March 17, 2009 (JV Close). Post closing assumes 38% EBITDA contribution for remainder of year.

Financial Impact to Regency

JV structure provides one of the most efficient cost of capital options currently available

- Base project returns exceed the costs of the new equity capital
- Potential use of debt at Joint Venture to fund future expansions will lower the overall cost of capital at the Joint Venture
- Increased liquidity due to approximately $81 million reimbursement for all Haynesville costs incurred prior to closing

EBITDA Analysis ($ in millions)	2009	2009 Pro Forma[1]
RIGS Pre-Haynesville Project	$40	$40
Haynesville Project	-	$100 - $110
RIGS EBITDA	$40	$140 - $150
Investor Share of RIGS EBITDA	($20)	($87 – $93)
Post-JV Regency Share[2]	$20	$53 -$57
Net Regency Change to Standalone	($20)	$13-$17

Establishing the joint venture allowed Regency to capture an incremental $13-17 million of EBITDA beginning in 2010 with no additional capital expenditures

[1] Assumes 9 month ramp up in volumes
[2] 100% EBITDA contribution of RIGS for January through March 17, 2009 (JV Close). Post closing assumes 38% EBITDA contribution for remainder of year.

Strong Foundation- 2009 DCF Analysis

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes - 2009

Change in Natural Gas Price ($/MMbtu)	Change in WTI Price ($/bbl)		
($ in millions)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.1)	$ (1.0)	$ (0.9)
Flat	$ (0.1)	$ 0	$ 0.1
Increase $1.00	$ 0.9	$ 1.0	$ 1.1

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- At many of our processing facilities, Regency has the ability to reject some level of ethane, which will minimize downward DCF impact in negative Frac spread environments
- A $10.00 Bbl movement in Crude along with the same percentage change in NGL pricing will result in a $0.1 million change in Regency's full year DCF
- A $1.00 MMbtu movement in Natural Gas pricing will result in a $1.0 million change in Regency's full year DCF
- Sulfur prices can not be hedged and we assumed $30 per long-ton for our 2009 forecast; a $10 movement in sulfur prices will result in a $0.4 million change in segment margin

Historical & Forecasted Price Deck

Our 2009 forecast reflects the current commodity environment


CO
KS
OK
AR
TX
LA

West Texas

Market	WAHA
2008 Gas Price/MMBtu	$7.61
2009 RGNC Budget	$3.53

Mid-Continent

Market	PEPL
2008 Gas Price/MMBtu	$7.08
2009 RGNC Budget	$3.37

North Louisiana & East Texas

Market	TGT
2008 Gas Price/MMBtu	$8.91
2009 RGNC Budget	$4.24

South Texas

Market	HSC
2008 Gas Price/MMBtu	$8.67
2009 RGNC Budget	$4.00

(NGLs Mont Belvieu)	2008	2009E
WTI Crude ($/bbl)	$ 99.61	$54.56
Ethane ($/gal)	$ .89	$ .33
Propane ($/gal)	$ 1.41	$ .79
Iso-Butane ($/gal)	$ 1.72	$ .99
Normal Butane ($/gal)	$ 1.68	$ .94
Natural Gasoline ($/gal)	$ 2.09	$ 1.18
Sulfur ($/LT)	$285	$30

2009 Outlook and Goals

- Evaluation of existing assets for optimization opportunities
- Maintain strong hedging program for 2010 and beyond to limit exposure to commodity price fluctuation
- Continued development of organic growth plans, particularly with respect to the Haynesville Shale
- Continue to look for opportunities to increase liquidity and finance high return projects
- Realize synergies across business segments and regions
- Increase financial knowledge of operational team

JV Reporting

- RIGS will be deconsolidated in March 2009
- The balance sheet will show an investment in an unconsolidated subsidiary:
  - Estimated investment balance is expected to be approximately $400 million (estimated fair value) plus net income earned since formation
- The income statement will change following the JV formation:
  - Prior to formation (March 17, 2009), the income statement will show individual captions (e.g., revenues, operations and maintenance)
  - Following formation, the income statement will show equity earnings from an unconsolidated subsidiary
- Notes to the financial statements will include a condensed balance sheet, income statement and cash flow statement of RIGS HPC (100%)

Financial Overview

Question & Answers

Non-GAAP Reconciliations

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

Reconciliation of Non-GAAP Measures to GAAP Measure

($ in thousands)	Year to Date December 31, 2008		2007		2006	
Net income (loss)	$	101,016	$	(13,836)	$	(7,244)
Income tax expense (benefit)		(266)		931		-
Interest expense, net		63,243		52,016		37,182
Depreciation and amortization		102,566		55,074		39,654
EBITDA (a)	$	266,559	$	94,185	$	69,592
Non-cash loss (gain) from risk management activities		(14,708)		11,500		(6,158)
Non-cash put option expiration		-		3,059		3,658
LTIP accelerated vesting charge		-		11,928		-
Loss (gain) on sale of assets		472		1,522		-
Loss on debt refinancing		-		21,200		10,761
Management services termination fee		3,888		-		12,542
Acquisition expenses		491		420		2,041
Other income/expense		(2,229)		(1,735)		15
Management fee		-		155		360
Adjusted EBITDA	$	254,473	$	142,234	$	92,811

a) Earnings before interest, taxes, depreciation and amortization.

Non-GAAP Reconciliation

Non-GAAP Adjusted Segment Margin to GAAP Net Income (Loss)

($ in thousands)	Year to Date December 31, 2008		2007		2006	
Net income (loss)	$	101,016	$	(13,836)	$	(7,244)
Add:						
Operation and maintenance		131,629		58,000		39,496
General and administrative		51,323		39,713		22,826
Management services termination fee		3,888		-		12,542
Transaction expense		1,620		420		2,041
Loss (gain) on sale of assets		472		1,522		-
Depreciation and amortization		102,566		55,074		39,654
Interest expense, net		63,243		52,016		37,182
Loss on debt refinancing		-		21,200		10,761
Other income and deductions, net		(332)		(1,252)		(839)
Income tax expense (benefit)		(266)		931		-
Minority interest		312		305		-
Total Segment Margin	$	455,471	$	214,093	$	156,419
Non-cash loss (gain) from risk management activities		(14,708)		11,500		(6,158)
Non-cash put option expiration		-		3,059		3,658
Adjusted Total Segment Margin	$	440,763	$	228,652	$	153,919
Transportation segment margin		78,161		59,332		45,047
Non-cash loss (gain) from risk management activities		-		(390)		-
Adjusted Segment Margin for Transportation	$	78,161	$	58,942	$	45,047
Contract Compression Segment Margin	$	125,503	$	-	$	-
Inter-segment elimination		(4,573)		-		-
Adjusted Segment Margin for Gathering and Processing	$	241,672	$	169,710	$	108,872

Non-GAAP Reconciliation

Reconciliation of forecasted 12 months ended December 31, 2008 net income to EBITDA

($ in thousands)		Low Estimate		High Estimate
Forecasted net income	$	166,000	$	180,000
Add(deduct):				
Gain on RIGS[1]		(135,000)		(135,000)
Depreciation and amortization		102,000		102,000
Interest Expense		66,000		66,000
Income taxes		1,000		1,000
Adjusted EBITDA	$	200,000	$	214,000
JV Adjustment		(20,000)		(26,000)
Adjusted EBITDA	$	220,000	$	240,000

[1] As filed in 8-K on 3/18/2009